UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 31, 2004

Vertical Health Solutions, Inc.

(Exact name of registrant as specified in its charter)

Florida	0-23031	59-3635262
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

855 Dunbar Avenue, Oldsmar, Florida	34677
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (727) 548-8345

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 31, 2004, Vertical Health Solutions, Inc., through its wholly-owned subsidiary, Drug Depot, Inc. (“Drug Depot”), entered into an agreement with T&L Pharmacies, Inc., a Florida corporation (“T&L Pharmacies”), pursuant to which Drug Depot acquired substantially all of the assets of T&L Pharmacies (other than accounts receivable and cash), effective as of such date. T&L Pharmacies is a Largo, Florida retail and compounding pharmacy which does business under the name Advanced Pharmacy Solutions. The purchase price for such assets consisted of (i) $215,000, (ii) an additional approximate amount of $56,500 in payment of the value of fixed assets and inventory; and (iii) a promissory note in the amount of $215,000, with interest at 7% per year, amortizable over 36 months.

Item 7.01 Regulation FD Disclosure.

A copy of the press release issued by Vertical Health Solutions, Inc. on October 4, 2004, announcing its completion of the acquisition of T & L Pharmacies, Inc., is filed herewith as Exhibit 99.1 and is incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(a)	Financial statements of T & L Pharmacies, Inc. for the two years ended December 31, 2003 and 2002, prepared pursuant to Rule 3.05 of Regulation S-X, is filed herewith as Exhibit 99.3 and is incorporated by reference.

(b)	Pro forma financial information required pursuant to Article 11 of Regulation S-X:

(c)	Exhibits. The following documents are filed as exhibits to this report.

10.1	Asset Purchase Agreement between Drug Depot, Inc. and T & L Pharmacies, Inc., dated October 31, 2004.(1)

99.1	Press release issued October 4, 2004.(2)

99.2	Audited Financial Statements of Vertical Health Solutions, Inc. as of December 31, 2003.(3)

99.3	Audited Financial Statements of T & L Pharmacies, Inc as of December 31, 2003 and 2002.

(1)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed in Washington, D.C. on October 31, 2004.
(2)	Incorporated by reference to the Company’s Current Report on Form 8-K, filed in Washington, D.C. on October 31, 2004.
(3)	Incorporated by reference to the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2003, file number 0-23031, filed in Washington, D.C. on October 1, 2004.

VERTICAL HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

FOR THE YEAR ENDED DECEMBER 31, 2003

	Vertical Health Solutions, Inc. 31-Dec-03	T & L Pharmacies, Inc. 31-Dec-03	Pro Forma Adjustments Increase (Decrease)			Pro Forma Consolidated
ASSETS
Current assets:
Cash and cash equivalents	$72,499	$76,432		$(15,000	)(a)	$133,931
Cash, Restricted				3,900,000	(a)	3,900,000
Accounts receivable, net	134,762	112,258		—		247,020
Inventories, net	377,925	91,219		—		469,144
Prepaid expenses	26,535	0		—		26,535
Other current assets	275	0		—		275
Due from affiliates	2,024	0		—		2,024

Total current assets	614,020	279,909		(3,885,000)		4,778,929

Property, plant and equipment, net	45,847	37,136				82,983

Goodwill	0	0		430,000	(a)	430,000

Other assets	5,758	0				5,758

Total assets	$665,625	$317,045		$4,315,000		$5,297,670

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$247,738	$233,364	$			$481,102
Line of Credit				100,000	(a)	100,000
Other payables	5,435	51,197				56,632
Current portion of obligations under capital leases	23,482	0				23,482
Current portion of long-term obligations	81,577	0				81,577
Accrued expenses	41,207	67,171				108,378
Obligations to affiliates	270,791	30,048				300,839
Notes payable to related parties	96,172	0		215,000	(a)	311,172
Due to related parties	23,495	290,439				313,934

Total current liabilities	789,897	672,219		315,000		1,777,116

Obligations under capital leases	2,978	0				2,978
Long-term obligations, less current portion	118,181	0				118,181

Total liabilities	911,056	672,219		315,000		1,898,275

Commitments and contingencies

Stockholders’ deficit:
Preferred stock, .001 par value, 5,000,000 shares authorized; Series A 10% cumulative convertible, 1,000,000 shares authorized, no shares in 2003 and 973,179 in 2002 issued and outstanding	0	0				0
Series A Cumulative Preferred stock $.01 par value	0	0		40,000	(a)	40,000
Undesignated, 4,000,000 shares authorized, no shares issued or outstanding	0	0				0
Common stock	13,709	100				13,809
Additional paid-in capital	1,168,731	1,900		3,960,000	(a)	5,130,631
(Accumulated deficit)	(1,427,871)	(357,174)				(1,785,045)

Total shareholders’ equity	(245,431)	(355,174)		4,000,000		3,399,393

Total liabilities and shareholders’ equity	$665,625	$317,045		$4,315,000		$5,297,670

See notes to unaudited pro forma condensed consolidated financial statements.

VERTICAL HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2003

	Vertical Health Solutions, Inc.	T & L, Pharmacies, Inc.	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
Revenue	$2,042,157	$6,677,507		$0	$8,719,664
Cost of goods sold:	1,124,073	5,874,127		0	6,998,200

Gross profit	918,084	803,380		0	1,721,464
Operating expenses:
Selling, general and administrative expenses	908,531	851,796		0	1,760,327

Total operating expenses	908,531	851,796		0	1,760,327

Operating income (loss) before other income and expense	9,553	(48,416)		0	-38,863
Other income (expense):
Interest income	80	1,130		0	1,210
Other income and expenses, net	30,430	0		0	30,430
Loss on disposition of equipment	(13,397)	0		0	(13,397)
Interest expense	(29,307)	(19,602)		0	(48,909)

Total other income (expense)	(12,194)	(18,472)		0	(30,666)

Loss before income taxes	(2,641)	(66,888)		0	(69,529)
Income tax expense (benefit)	0	0		0

Net income (loss)	(2,641)	(66,888)		0	(69,529)
Preferred stock dividends	72,788	0		0	72,788

Net income (loss) available to common shareholders	$(75,429)	$(66,888)		$0	$(142,317)

Basic and diluted loss per share	$(0.01)	$(66.88)	$		$(0.01)

Basic and diluted weighted average number of common shares outstanding	9,493,991	1,000			9,493,991

See notes to unaudited pro forma condensed consolidated financial statements.

VERTICAL HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

	Vertical Health Solutions, Inc. 30-Sep-04	T & L Pharmacies, Inc. 30-Sep-04	Pro Forma Adjustments Increase (Decrease)			Pro Forma Consolidated
ASSETS
Current assets:
Cash	$58,422	$16,103		$(15,000	)(a)	$59,525
Cash, Restricted	3,815,626	0		100,000	(a)	3,715,626
Accounts receivable, net	212,218	42,931				255,149
Inventories, net	426,791	65,773				492,564
Prepaid expenses	20,662	2,888				23,550
Other current assets	75,835	0				75,835
Due from affiliates	7,155	648				7,803

Total current assets	4,616,709	128,343		(115,000	)(a)	4,630,652

Property, plant and equipment, net	58,047	27,244				85,291
Other assets	49,255	0				49,255
Intangible assets, net	2,845	0				2,845
Goodwill				430,000	(a)	430,000

Total assets	$4,726,856	$155,587		$315,000		$5,197,443

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$272,209	$24,548	$			$296,757
Other payables	6,356	51,196				57,552
Credit line payable	150,000	0		100,000	(a)	250,000
Current portion of long-term obligations	96,608	0				96,608
Accrued expenses	72,362	18,896				91,258
Accrued preferred stock dividends	108,944	0				108,944
Obligations to affiliates	87,813	10,000				97,813
Notes payable, related parties	60,494	0		215,000	(a)	275,494
Amounts due to related parties	6,910	404,252				411,162

Total current liabilities	861,696	508,892		315,000		1,685,588

Long-term obligations, less current portion	69,708	0				69,708

Total liabilities	931,404	508,892		315,000		1,755,296
Commitments and contingencies
Shareholders’ equity:
Series A Cumulative Convertible Preferred stock, $.01 par value, 4,000,000 shares authorized and no shares issued and outstanding, respectively	40,000	0				40,000

Common stock, $.01 par value, 48,000,000 shares authorized; 13,723,075 shares issued and outstanding	13,723	100				13,823
Additional paid-in capital	14,095,011	1,900				14,096,911
Accumulated (deficit)	(10,353,282)	(355,305)				(10,708,587)

Total shareholders’ equity	3,795,452	(353,305)		0		3,442,147

Total liabilities and shareholders’ equity	$4,726,856	$155,587		$315,000		$5,197,443

See notes to unaudited pro forma condensed consolidated financial statements.

VERTICAL HEALTH SOLUTIONS, INC. AND SUBSIDIARIES

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2004

	Vertical Health Solutions, Inc.	T & L, Pharmacies, Inc.	Pro Forma Adjustments Increase (Decrease)		Pro Forma Consolidated
Revenue	$2,274,569	$3,973,883	$		$6,248,452

Cost of goods sold	1,083,223	3,423,308			4,506,531

Gross profit	1,191,346	550,575		0	1,741,921

Operating expenses:
Selling, general and administrative expenses	1,146,182	548,391			1,694,573

Total operating expenses	1,146,182	548,391		0	1,694,573

Operating income (loss) before other income and expense	45,164	2,184		0	47,348

Other income (expense):
Interest income	17,626	0		0	17,626
Other income and expenses, net	40,325	0		0	40,325
Interest expense	(20,302)	(314)		0	(20,616)

Total other income (expense)	37,649	(314)		0	37,335

Income (loss) before income taxes	82,813	1,870		0	84,683

Income tax expense	0	0		0	0

Net income (loss)	82,813	1,870		0	84,683

Preferred stock dividends	108,944	0		0	108,944

Net income (loss) available to common shareholders	$(26,131)	$1,870		$0	$(24,261)

Basic and diluted loss per share	$(0.01)	$1.87	$		$(0.01)

Basic and diluted weighted average number of common shares outstanding	13,715,025	1,000		0	13,715,025

See notes to unaudited pro forma condensed consolidated financial statements.

Vertical Health Solutions, Inc. And Subsidiaries

Notes To Unaudited Pro Forma Condensed Consolidated Financial Statements

The unaudited pro forma data presented in the unaudited pro forma condensed consolidated financial statements is included in order to illustrate the effect on the Company’s financial statements of the transactions described below:

On October 31, 2004, Vertical Health Solutions, Inc., through its wholly-owned subsidiary, Drug Depot, Inc. (“Drug Depot”), entered into an agreement with T&L Pharmacies, Inc., a Florida corporation (“T&L Pharmacies”), pursuant to which Drug Depot acquired substantially all of the assets of T&L Pharmacies (other than accounts receivable and cash), effective as of such date. T&L Pharmacies is a Largo, Florida retail and compounding pharmacy which does business under the name Advanced Pharmacy Solutions. The purchase price for such assets consisted of (i) $215,000, (ii) an additional approximate amount of $56,500 in payment of the value of fixed assets and inventory; and (iii) a promissory note in the amount of $215,000, with interest at 7% per year, amortizable over 36 months.

The pro forma information is based on the following historical financial statements after giving effect to the acquisition of substantially of the assets of T & L Pharmacies, Inc. and the assumptions and adjustments in the accompanying notes to the pro forma condensed consolidated financial statements.

The audited financial statements of T & L Pharmacies, Inc. as of and for the year ended December 31, 2003 and 2002 are included in the filing of the Company’s Current Report on Form 8-K, dated February 3, 2005.

The unaudited financial statements of T & L Pharmacies, Inc. as of and for the nine months ended September 30, 2004, which have been provided by T & L Pharmacies, Inc.

These pro forma condensed consolidated financial statements may not be indicative of the results that actually would have occurred if the consolidations had been in effect on the dates indicated or which may be obtained in the future.

In the opinion of management of the Company, all adjustments have been made that are necessary to present fairly the pro forma data.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the financial statements and related notes of the respective companies.

(A)	The pro forma condensed consolidated balance sheet as of December 31, 2003 gives effect to the purchase of substantially all of the assets of T & L Pharmacies, Inc.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated balance sheet:

(a)	To reflect the acquisition of substantially all of the assets of T & L Pharmacies, Inc. by the Company and preferred stock financing proceeds.

(b)	To reflect estimated acquisitions costs and Goodwill.

(B)	The pro forma condensed consolidated statement of operations for the year ended September 31, 2003 gives effect to the purchase of substantially all of the assets of T & L Pharmacies, Inc. and the funding of the purchase through the use of cash, borrowings on the line of credit and the obligation of the promissory note for $215,000, with interest rate at 7% per year, amortizable over 36 months.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated statement of operations:

(c)	Elimination of intercompany revenues and expenses to reflect the consolidation of T & L Pharmacies, Inc. and the Company.

(C)	The pro forma condensed consolidated balance sheet as of September 30, 2004 gives effect to the purchase of substantially all of the assets of T & L Pharmacies, Inc. and the funding for the purchase through the use of cash, borrowings on the line of credit and the obligation of the promissory note for $215,000, with interest rate at 7% per year, amortizable over 36 months.

The following pro forma adjustments are incorporated in the pro forma condensed consolidated balance sheet:

(d)	To reflect the acquisition of substantially all of the assets of T & L Pharmacies, Inc. by the Company.

(e)	To reflect estimated acquisition costs.

(D)	The pro forma condensed consolidated statement of operations for the three and nine months ended September 30, 2004 gives effect to the purchase of substantially all of the assets of T & L Pharmacies, Inc. and the funding for the purchase through the use of cash, borrowings on the line of credit and the obligation of the promissory note for $215,000, with interest rate at 7% per year, amortizable over 36 months.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERTICAL HEALTH SOLUTIONS, INC.

Date: February 3, 2005	/s/ Stephen M. Watters
Stephen M. Watters, Chief Executive Officer

/s/ Thaddeus J. Shalek
Thaddeus J. Shalek, Chief Financial Officer

REPORT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

Board of Directors

T &L Pharmacies, Inc.

We have audited the accompanying balance sheets of T & L Pharmacies, Inc. as of December 31, 2003 and 2002 and the related statements of operations, changes in stockholders’ equity, and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of T & L Pharmacies, Inc. as of December 31, 2003 and 2002 and the results of operations and cash flows for the years then ended, in conformity with accounting principles generally accepted in the United States of America.

BRIMMER, BUREK & KEELAN LLP

/s/ Brimmer, Burek & Keelan LLP

Tampa, Florida

February 2, 2005

T & L Pharmacies, Inc.

BALANCE SHEETS

December 31, 2003 and 2002

	2003	2002
ASSETS
Current assets:
Cash	$76,432	$139,991
Cash - restricted		48,973
Accounts receivable, net	112,258	253,703
Inventories, net	91,219	196,005
Prepaid expenses		169

Total current assets	279,909	638,841

Property and equipment, net	37,136	43,210

Total assets	$317,045	$682,051

LIABILITIES AND STOCKHOLDERS’ DEFICIT
Current liabilities:
Accounts payable (related parties $192,642 and $345,280)	$233,365	$596,004
Other payables	51,197	51,197
Line of credit	—	48,973
Accrued expenses	67,171	52,649
Obligations to affiliates	30,048	30,048
Due to related parties	290,439	191,466

Total current liabilities	672,220	970,337

Total liabilities	672,220	970,337

Commitments and contingencies	—	—

Stockholders’ deficit:
Common stock, $.10 par value, 10,000 shares authorized; 1,000 shares issued and outstanding	100	100
Additional paid in capital	1,900	1,900
Accumulated deficit	(357,174)	(290,286)

Total stockholders’ deficit	(355,174)	(288,286)

Total liabilities and stockholders’ deficit	$317,045	$682,051

See accompanying notes to financial statements.

T & L Pharmacies, Inc.

STATEMENTS OF OPERATIONS

Year Ended December 31, 2003 and 2002

	2003	2002
Sales	$6,677,507	$5,101,787

Cost of goods sold (related parties $4,646,886 and $3,682,049)	5,874,127	4,371,178

Gross profit	803,380	730,609

Operating expenses:
Selling, general and administrative expenses	851,796	709,832

Total operating expenses	851,796	709,832

Operating income (loss) before other income and expense	(48,416)	20,777

Other income (expense):
Interest income	1,130	4,897
Interest expense	(19,602)	(16,058)

Total other income (expense)	(18,472)	(11,161)

Income (Loss) before income taxes	(66,888)	9,616

Income taxes	—	—

Net income (loss) available to common stockholders	$(66,888)	$9,616

Basic and diluted income (loss) per share	$(66.89)	$9.62

Basic and diluted weighted average number of common shares outstanding	1,000	1,000

See accompanying notes to financial statements.

T & L Pharmacies, Inc.

STATEMENTS OF CHANGES IN STOCKHOLDERS’ DEFICIT

Year Ended December 31, 2003 and 2002

	Common Stock		Additional Paid-in Capital	Accumulated Deficit	Total Stockholders’ Deficit
	Shares	Dollars
Balance at December 31, 2001	1,000	$100	$1,900	$(299,902)	$(297,902)
Net income				9,616	9,616

Balances at December 31, 2002	1,000	$100	$1,900	$(290,286)	$(288,286)
Net (loss)	—	—	—	(66,888)	(66,888)

Balances at December 31, 2003	1,000	$100	$1,900	$(357,174)	$(355,174)

See accompanying notes to financial statements.

T & L Pharmacies, Inc.

STATEMENTS OF CASH FLOWS

Year Ended December 31, 2003 and 2002

	2003	2002
Cash flows from operating activities:
Net Income (loss)	$(66,888)	$9,616

Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	11,628	8,613
Allowance for doubtful accounts	19,500	18,000
Changes in operating assets and liabilities:
Accounts receivable	121,945	(269,784)
Inventories	104,785	(191,005)
Prepaid expenses	169	(169)
Accounts payable	(362,639)	514,422
Accrued expenses	14,522	5,130
Due to related parties	98,974

Net cash used in operating activities	(58,004)	94,823

Cash flows from investing activities:
Purchases of property and equipment	(5,555)	(18,047)

Net cash used in investing activities	(5,555)	(18,047)

Cash flows from financing activities:
Proceeds from related party notes		62,000
Payments of line of credit	(48,973)	—

Net cash (used) provided by financing activities	(48,973)	62,000

Net (increase) decrease in cash	(112,532)	138,776

Cash at beginning of period	188,964	50,188

Cash at end of period	$76,432	$188,964

See accompanying notes to financial statements.

T & L Pharmacies, Inc.

STATEMENTS OF CASH FLOWS - Continued

Year Ended December 31, 2003 and 2002

	2003	2002
Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$1,899	$3,483

Cash paid during the period for income taxes	$—	$—

See accompanying notes to financial statements.

T & L PHARMACIES, INC.

NOTES TO FINANCIAL STATEMENTS

DECEMBER 31, 2003 AND 2002

NOTE 1—SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

T & L Pharmacies, Inc., incorporated on August 23, 2000 under the laws of the State of Florida, is located in Palm Harbor, Florida. T & L Pharmacies, Inc. (the Company) is a pharmacy that sells prescription medications to the patients of veterinary clinics throughout the United States and provides prescription fulfillment services for contracted organizations.

The Company fills prescriptions primarily for the veterinary industry but does a minor amount of direct prescriptions for humans. During 2003 and 2002, the majority of the Company’s business was in human prescriptions via the internet fulfillment. In mid 2004, the Company ceased internet business and focused on the veterinary customers.

Cash and Cash Equivalents

For purposes of the statement of cash flows, the Company considers all highly liquid debt instruments purchased with a maturity of three months or less to be cash equivalents.

Accounts Receivable

Accounts receivable, net are stated at estimated net realizable value. Accounts receivable are comprised of balances due from customers net of estimated allowances for uncollectible accounts. In determining collectibility, historical trends are evaluated and specific customer issues are reviewed to arrive at appropriate allowances (see Note 3).

Inventories

Inventories, net are stated at the lower of cost or market. Cost is determined using the first-in, first-out method (see Note 4). The Company periodically reviews all products for obsolescence and returns any products to vendors if they are within a certain period of time of being outdated.

Property and Equipment

Depreciation is provided for using the straight-line method, in amounts sufficient to relate the cost of depreciable assets to operations over their estimated service lives ranging from three to seven years. Leasehold improvements are amortized using the straight-line method over the lives of the respective leases or the service lives of the improvements, whichever is shorter. Accelerated methods are used for tax depreciation.

Impairment of Assets

The Company’s policy is to evaluate whether there has been a permanent impairment in the value of long-lived assets, certain identifiable intangibles and goodwill when certain events have taken place that indicate that the remaining balance may not be recoverable. When factors indicate that the intangible assets should be evaluated for possible impairment, the Company uses an estimate of related undiscounted cash flows. A deficiency in these cash flows relative to the carrying amounts is an indication of the need for a write-down due to impairment. The impairment write-down would be the difference between the carrying amounts and the fair value of these assets. Losses on impairment are recognized by a charge to earnings. Factors considered in the valuation include current operating results, trends and anticipated undiscounted future cash flows. There were no impairment losses during the years ended December 31, 2003 and 2002.

T & L PHARMACIES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2003 AND 2002

Income Taxes

The Company utilizes the guidance provided by Statement of Financial Accounting Standards No. 109, “Accounting For Income Taxes” (SFAS 109). Under the liability method specified by SFAS 109, deferred tax assets and liabilities are determined based on the difference between the financial statement and tax bases of assets and liabilities as measured by the enacted tax rates which will be in effect when these differences reverse. Deferred tax expense is the result of changes in deferred tax assets and liabilities. Valuation allowances are provided if necessary to reduce deferred tax assets to the amount expected to be realized.

Earnings (Loss) Per Common Share

The Company utilizes the guidance provided by Statement of Financial Accounting Standards No. 128, “Earnings Per Share” (SFAS 128). Earnings (loss) per share are computed using the basic and diluted calculations on the face of the statement of operations. Basic earnings (loss) per share is calculated by dividing net income by the weighted average number of shares of common stock outstanding for the period. Diluted earnings (loss) per share is calculated by dividing net income by the weighted average number of shares of common stock outstanding for the period, adjusted for the dilutive effect of common stock equivalents, using the treasury stock method. There were no common stock equivalents for the years 2003 and 2002.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at December 31, 2003 and 2002, as well as the reported amounts of revenues and expenses for the year then ended. The actual outcome of the estimates could differ from the estimates made in the preparation of the consolidated financial statements.

Revenue Recognition

Revenues are recognized when the merchandise is shipped and title passes to the customer. Revenue is recorded net of any discounts, allowances, returns or credits. Returns are allowed for certain products and are subject to a restocking fee. The Company has not experienced any significant discounts, allowances returns or credits during 2003 and 2002.

Segment Information

The Company utilizes the guidance provided by Statement of Financial Accounting Standards No. 131, “Disclosures About Segments Of An Enterprise And Related Information” (SFAS 131). Certain information is disclosed in accordance with SFAS 131, based on the way management organizes financial information for making operating decisions and assessing performance. For the years ended December 31, 2003 and 2002 and currently, the Company operates in a single segment. Management will evaluate additional segment disclosure requirements as it expands the operations of the Company.

Advertising Costs

The Company charges advertising costs to expense as incurred. Advertising expense was $18,755 and $14,168 for the years ended December 31, 2003 and 2002, respectively.

T & L PHARMACIES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2003 AND 2002

Fair Value of Financial Instruments

The Company, in estimating its fair value disclosures for financial instruments, uses the following methods and assumptions:

Cash, Accounts Receivable, Accounts Payable and Accrued Expenses: The carrying amounts reported in the balance sheet for cash, accounts receivable, accounts payable and accrued expenses approximate their fair value due to their relatively short maturity.

Long-Term Obligations: The fair value of the Company’s fixed-rate long-term obligations is estimated using discounted cash flow analyses, based on the Company’s current incremental borrowing rates for similar types of borrowing arrangements. At December 31, 2003 and 2002, the fair value of the Company’s long-term obligations approximated its carrying value.

NOTE 2—RELATED PARTY TRANSACTIONS

As of December 31, 2003 and 2002, the Company had amounts due to Mandeep Taneja, a principal shareholder, Director and Chief Executive Officer of the Company, in the amount of approximately $106,793 and $65,907, respectively, without interest. These obligations are included in amounts due to related parties.

As of December 31, 2003 and 2002, the Company had amounts due to Michelle LaGamba, a principal shareholder, Director and Chief Operating Officer of the Company, in the amount of approximately $41,472 and $41,472 respectively, without interest. These obligations are included in amounts due to related parties.

As of December 31,2003 and 2002, the Company had amounts due to Mihir Taneja, brother of Mandeep Taneja, in the amount of approximately $25,000 and $16,500, respectively, without interest. These obligations are included in amounts due to related parties.

As of December 31,2003 and 2002, the Company had amounts due to William LaGamba, husband of Michelle LaGamba, in the amount of approximately $102,987 and $53,500, respectively, without interest. These obligations are included in amounts due to related parties.

As of December 31,2003 and 2002, the Company had amounts due to J B Capital Corporation, a company owned, in-part, by William LaGamba, husband of Michelle Lagamba, in the amount of approximately $14,188 and $14,188, respectively, without interest. These obligations are included in amounts due to related parties.

As of December 31,2003 and 2002, the Company had amounts due to Dynamic Health Products, Inc., a Company for which Mandeep Taneja is the Chief Executive Officer, in the amount of approximately $30,048 and $30,048, respectively, with stated interest at 10% per anum. These obligations are included in amounts due to related parties.

Purchases of products from Valley Drug for the years 2003 and 2002 were approximately $4,484,382 and $3,597,551 respectively. Valley Drug is a wholly owned subsidiary of DrugMax, Inc. William LaGamba is a major stockholder and President of DrugMax, Inc.

T & L, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2003 AND 2002

NOTE 3—ACCOUNTS RECEIVABLE, NET

Accounts receivable, net consist of the following:

	2003	2002
Accounts receivable	$153,758	$275,703
Less allowance for uncollectible accounts	(41500)	(22,000)

Total	$112,258	$253,703

For the year ended December 31, 2003 and 2002, bad debt expense charged to operations for estimated uncollectible accounts receivable was $47,890 and $22,000, respectively.

NOTE 4—INVENTORIES, NET

Inventories, Net consist of the following:

	2003	2002
Raw materials	$17,224	$97,590
Retail products	73,995	98,415

Total	$91,219	$196,005

T & L Pharmacies, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2003 AND 2002

NOTE 5—PROPERTY AND EQUIPMENT, NET

Property and equipment, net consist of the following:

	2003	2002
Furniture and fixtures	$2,928	$2,928
Office Equipment and software	52,454	52,454
Leasehold improvements	8,080	0

	63,462	55,382
Less accumulated depreciation and amortization	(26,326)	(12,172)

Total	$37,136	$43,210

Depreciation expense charged to operations was $11,628 and $8,613 for the years ended December 31, 2003 and 2002.

NOTE 6—LINE OF CREDIT

During 2000, the Company borrowed $48,973 pursuant to a line of credit, which matured in September 2003 and bears interest at a variable rate of 1.5% over the prime rate with an initial rate of 5.75% per annum. The loan which had an outstanding principal balance of $48,973 at December 31, 2002 is secured by certain assets owned by a related party. The loan was fully paid in September 2003. (See Note 8)

NOTE 7—INCOME TAXES

Income tax expense (benefit) for the years ended December 31, 2003 and 2002 is as follows:

	2003	2002
Current income tax expense (benefit)		$3,300
Deferred income tax expense (benefit)	—	(3,300)

Income tax expense (benefit)		$0

T & L Pharmacies, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2003 AND 2002

Income taxes for the years ended December 31, 2003 and 2002 differs from the amounts computed by applying the effective income tax rate of 34% to income before income taxes as a result of the following:

	2003	2002
Computed tax expense (benefit) at the statutory rate		3,300
Increase (decrease) in taxes resulting from:
Net operating loss		(3,300)

Current income tax expense (benefit)	—	—

Temporary differences that give rise to deferred tax assets and liabilities:

	2003	2002
Deferred tax assets:
Net operating loss carryforward	$116,949	$86,728
Less valuation allowance	(116,949)	(86,728)

Gross deferred tax asset	0	0
Gross deferred tax liability	0	0

Net deferred tax asset	$0	$0

The Company has available at December 31, 2003, approximately $343,000 of unused operating loss carryforwards that may be applied against future taxable income and that expire in various years from 2020 to 2023.

Note 8 - Operating Leases

The Company has operating leases for facilities that expire in May, 2005. The lease provides for payment by the Company of any increases in property taxes over a base amount. The Company is responsible for utilities and internal maintenance.

T & L PHARMACIES, INC.

NOTES TO FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2003 AND 2002

Future minimum lease payments, by year and in aggregate under non-cancelable operating leases, consist of the following at December 31, 2003:

Year ending December 31,
2004	$43,784
2005	21,892
Total	$65,676

Total rent expense for the year ended December 31, 2003 and 2002 was approximately $35,637 and $20,087.

Note 9 - Litigation

The Company is, from time to time, involved in litigation relating to claims arising out of its operations in the ordinary course of business. The Company believes that none of the claims that were outstanding as of December 31, 2003 or 2002 should have a material adverse impact on its financial condition or results of operations.

NOTE 10—CONCENTRATION OF CREDIT RISK

Concentrations of credit risk with respect to trade receivables is currently limited due to the distribution of sales over a large customer base. Previously for the years ended December 31, 2003 and 2002, two customers represented 26% and 25% respectively. The customers were required to pay weekly prior to any further shipments.

During 2003 and 2002 the Company purchased items for sale representing 79% and 84, respectively from two primary vendors; the Company has developed additional alternate sources for current purchases.

NOTE 11—BASIS OF PRESENTATION

The Company’s financial statements are presented on a going concern basis, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business.(see Note 12)

NOTE 12—SUBSEQUENT EVENT

In October 2004, substantially all of the Company’s operating assets were sold to Vertical Health Solutions, Inc. in exchange for approximately $480,000 represented by cash payment of $265,000 and note receivable of $215,000. The Company moved its operations to a new location shortly after the sale. The new location is approximately 11 miles from its former location.

In 2004, the Company ceased its sale of prescriptions via the internet fulfillment and focused on direct veterinary customers.